SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2004

                                      CWA

                                  (Depositor)

       (Issuer in respect of Asset Backed Certificates, Series 2004-BC2)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                           Asset Backed Certificates
                                Series 2004-BC2

On May 25, 2004, The Bank of New York, as Trustee for CWA, Asset Backed Certificates Series 2004-BC2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2004, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset Backed Certificates Series 2004-BC2 relating to the distribution date of May 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2004


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2004


                             Payment Date: 05/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2004-BC2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        225,525,000.00    1.180000%    15,721,195.69    184,805.21   15,906,000.90       0.00       0.00
                        A2        103,475,000.00    1.330000%             0.00     95,570.66       95,570.66       0.00       0.00
                        AIO       400,000,000.00    0.600000%             0.00    200,000.00      200,000.00       0.00       0.00
Residual                AR                100.00    0.000000%           100.00          0.00          100.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         26,000,000.00    1.600000%             0.00     28,888.89       28,888.89       0.00       0.00
                        M2         21,000,000.00    2.150000%             0.00     31,354.17       31,354.17       0.00       0.00
                        M3          7,000,000.00    2.450000%             0.00     11,909.72       11,909.72       0.00       0.00
                        M4          5,000,000.00    2.750000%             0.00      9,548.61        9,548.61       0.00       0.00
                        M5          6,000,000.00    2.850000%             0.00     11,875.00       11,875.00       0.00       0.00
                        B           6,000,000.00    4.000000%             0.00     16,666.67       16,666.67       0.00       0.00
                        C                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        P                   0.00    0.000000%             0.00     40,249.16       40,249.16       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        400,000,100.00     -           15,721,295.69    630,868.08   16,352,163.77     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        209,803,804.31              0.00
                                A2        103,475,000.00              0.00
                                AIO       370,290,981.33              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         26,000,000.00              0.00
                                M2         21,000,000.00              0.00
                                M3          7,000,000.00              0.00
                                M4          5,000,000.00              0.00
                                M5          6,000,000.00              0.00
                                B           6,000,000.00              0.00
                                C         385,908,709.99              0.00
                                P                   0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        770,187,514.30     -
--------------------------------------------------------------------------------

                             Payment Date: 05/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2004-BC2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    225,525,000.00     1.180000% 1266713F1    69.709326      0.819444    930.290674
                           A2    103,475,000.00     1.330000% 1266713G9     0.000000      0.923611  1,000.000000
                           AIO   400,000,000.00     0.600000% 1266713H7     0.000000      0.500000    925.727453
Residual                   AR            100.00     0.000000% 1266713S3   1,000.000000    0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     26,000,000.00     1.600000% 1266713J3     0.000000      1.111111  1,000.000000
                           M2     21,000,000.00     2.150000% 1266713K0     0.000000      1.493056  1,000.000000
                           M3      7,000,000.00     2.450000% 1266713L8     0.000000      1.701389  1,000.000000
                           M4      5,000,000.00     2.750000% 1266713M6     0.000000      1.909722  1,000.000000
                           M5      6,000,000.00     2.850000% 1266713N4     0.000000      1.979167  1,000.000000
                           B       6,000,000.00     4.000000% 1266713P9     0.000000      2.777778  1,000.000000
                           C               0.00     0.000000% 1266713Q7     0.000000      0.000000      0.000000
                           P               0.00     0.000000% 1266713R5     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     400,000,100.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2004-BC2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       385,908,709.99   385,908,709.99
Loan count                   2226             2226
Avg loan rate           7.165008%             7.17
Prepay amount       13,765,504.36    13,765,504.36

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       160,145.99       160,145.99
Sub servicer fees            0.00             0.00
Trustee fees             3,000.01         3,000.01


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                8,000,038.89     8,000,038.89
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           41.862376%           100.000000%            329,000,100.00
   -----------------------------------------------------------------------------
   Junior           58.137624%             0.000000%            456,908,709.99
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           16,352,163.77         16,352,163.77
Principal remittance amount           15,721,295.69         15,721,295.69
Interest remittance amount               630,868.08            630,868.08